SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): March 8, 2006
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                           SOYODO GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     000-1103640                  84-1482082
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



                             1398 Monterey Pass Road
                             Monterey Park, CA 91754
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (323) 261-1888
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                            TOP GROUP HOLDINGS, INC.
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          (Former name or former address, if changed since last report)

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

      (a) On March 2, 2006, we were notified by SEC that our previous independent public accountant, Michael Johnson, withdrew his registration with the PCAOB on September 27, 2005 and became unable to perform any interim reviews after that day. As a result, the financial statements in our Form 10-QSB for the quarterly period ended September 30, 2005 should no longer be replied upon. So far, we have not discussed this matter with Michael Johnson.

      (b) On March 6, 2006, we filed an amended 10-QSB for the quarterly period ended September 30, 2005 to disclose this filing deficiency by labeling those financial statements as "Not Reviewed". Meanwhile, we have already contacted our successor independent public accountant, Jaspers + Hall, PC, to re-review those financial statements. Once it is done, we will file another amended 10-QSB to remove this disclosure.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      None



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SOYODO GROUP HOLDINGS, INC.
                                               (Registrant)



Date:  March 8, 2006                           /s/ Ru-hua Song
                                               ---------------------------------
                                               Ru-hua Song
                                               Principal Executive Officer